================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

[ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
    TO SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                             94-1347393
(Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national                        Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                   57104
(Address of principal executive offices)                    (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)
                          -----------------------------

                            ALAMOSA (DELAWARE), INC.(1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    75-2843707
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

5225 S. LOOP 289
LUBBOCK, TEXAS                                              79424
(Address of principal executive offices)                    (Zip code)

                          -----------------------------
                           8.50% SENIOR NOTES DUE 2012
                       (Title of the indenture securities)

================================================================================

(1)  See Table 1 - List of additional obligors

                                                                Table 1

                                                        STATE OR OTHER
                                                       JURISDICTION OF            PRIMARY STANDARD
                                                       INCORPORATION OR      INDUSTRIAL CLASSIFICATION      I.R.S. EMPLOYER
                   GUARANTOR*                             FORMATION                 CODE NUMBER          IDENTIFICATION NUMBER
------------------------------------------             ----------------      -------------------------   ---------------------

Alamosa Holdings, LLC                                      Delaware                     4812                   75-2900875
Alamosa PCS, Inc.                                          Delaware                     4812                   74-2938804
Alamosa Missouri, LLC                                      Missouri                     4812                   43-1827437
Alamosa Missouri Properties, LLC                           Missouri                     4812                   43-1860773
Washington Oregon Wireless, LLC                             Oregon                      4812                   93-1249029
Washington Oregon Wireless Properties, LLC                 Delaware                     4812                   93-1311633
Washington Oregon Wireless Licenses, LLC                   Delaware                     4812                   93-1311636
SWLP, L.L.C.                                               Oklahoma                     4812                   75-2900875
SWGP, L.L.C.                                               Oklahoma                     4812                   75-2900875
Southwest PCS, L.P.                                        Oklahoma                     4812                   73-1545917
Southwest PCS Properties, LLC                              Delaware                     4812                   52-2303150
Southwest PCS Licenses, LLC                                Delaware                     4812                   52-2303152
Alamosa Wisconsin GP, LLC                                 Wisconsin                     4812                   74-2938804
Alamosa Wisconsin Limited Partnership                     Wisconsin                     4812                   74-2938839
Alamosa (Wisconsin) Properties, LLC                       Wisconsin                     4812                   74-2938839
Alamosa Finance, LLC                                       Delaware                     4812                   74-2938804
Alamosa Limited, LLC                                       Delaware                     4812                   74-2938804
Alamosa Delaware GP, LLC                                   Delaware                     4812                   74-2938804
Texas Telecommunications, LP                                Texas                       4812                   75-2851320
Alamosa Properties, LP                                      Texas                       4812                   75-2921304

----------------
* Address and telephone number of principal executive offices are the same as those of Alamosa (Delaware), Inc.

Item 1. General Information. Furnish the following information as to the trustee:

         (a)  Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency
              Treasury Department
              Washington, D.C.

              Federal Deposit Insurance Corporation
              Washington, D.C.

              Federal Reserve Bank of San Francisco
              San Francisco, California 94120

         (b)  Whether it is authorized to exercise corporate trust powers.

              The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

              None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
Statement of Eligibility.

   Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

   Exhibit 2. A copy of the Comptroller of the Currency Certificate of
              Corporate Existence and Fiduciary Powers for Wells Fargo Bank,
              National Association, dated February 4, 2004.**

   Exhibit 3. See Exhibit 2

   Exhibit 4. Copy of By-laws of the trustee as now in effect.***

   Exhibit 5. Not applicable.

   Exhibit 6. The consent of the trustee required by Section 321(b) of the
              Act.

   Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

   Exhibit 8. Not applicable.

   Exhibit 9. Not applicable.

----------

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ****Wells Fargo Bank Minnesota, National Association was consolidated into
     Wells Fargo Bank, National Association effective February 20, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of April 2004.

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION

                                  /s/ Michael T. Lechner
                                  ----------------------
                                  Michael T. Lechner
                                  Assistant Vice President

                                    EXHIBIT 6

April 15, 2004

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the
Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          /s/ Michael T. Lechner
                                          ----------------------
                                          Michael T. Lechner
                                          Assistant Vice President

                                    Exhibit 7

                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
 at the close of business December 31, 2003, filed in accordance with 12 U.S.C.
                        (section)161 for National Banks.

                                                                                     Dollar Amounts
                                                                                      In Millions
                                                                                     --------------

ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                             $ 1,322
         Interest-bearing balances                                                          127
Securities:
         Held-to-maturity securities                                                          0
         Available-for-sale securities                                                    2,568
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                           1,053
         Securities purchased under agreements to resell                                      0
Loans and lease financing receivables:
         Loans and leases held for sale                                                  14,457
         Loans and leases, net of unearned income                            27,715
         LESS: Allowance for loan and lease losses                              284
         Loans and leases, net of unearned income and allowance                          27,431
Trading Assets                                                                               49
Premises and fixed assets (including capitalized leases)                                    180
Other real estate owned                                                                      12
Investments in unconsolidated subsidiaries and associated companies                           0
Customers' liability to this bank on acceptances outstanding                                 22
Intangible assets
         Goodwill                                                                           291
         Other intangible assets                                                              9
Other assets                                                                              1,281
                                                                                        -------
Total assets                                                                            $48,802
                                                                                        =======

LIABILITIES
Deposits:
         In domestic offices                                                            $29,890
                  Noninterest-bearing                                        17,097
                  Interest-bearing                                           12,793

         In foreign offices, Edge and Agreement subsidiaries, and IBFs                        4
                  Noninterest-bearing                                             0
                  Interest-bearing                                                4
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                      9,295
         Securities sold under agreements to repurchase                                     237

                                                                                Dollar Amounts
                                                                                 In Millions
                                                                                --------------

Trading liabilities                                                                        2
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)     4,543
Bank's liability on acceptances executed and outstanding                                  22
Subordinated notes and debentures                                                          0
Other liabilities                                                                        973
                                                                                     -------
Total liabilities                                                                    $44,966

Minority interest in consolidated subsidiaries                                             0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                              0
Common stock                                                                             100
Surplus (exclude all surplus related to preferred stock)                               2,134
Retained earnings                                                                      1,546
Accumulated other comprehensive income                                                    56
Other equity capital components                                                            0
                                                                                     -------
Total equity capital                                                                   3,836
                                                                                     -------
Total liabilities, minority interest, and equity capital                             $48,802
                                                                                     =======

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson

                                    Exhibit 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
 at the close of business December 31, 2003, filed in accordance with 12 U.S.C.
                        (section)161 for National Banks.

                                                                                          Dollar Amounts
                                                                                           In Millions
                                                                                          --------------

ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                  $ 11,411
         Interest-bearing balances                                                              3,845
Securities:
         Held-to-maturity securities                                                                0
         Available-for-sale securities                                                         17,052
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                   516
         Securities purchased under agreements to resell                                          109
Loans and lease financing receivables:
         Loans and leases held for sale                                                        14,571
         Loans and leases, net of unearned income                           172,511
         LESS: Allowance for loan and lease losses                            1,554
         Loans and leases, net of unearned income and allowance                               170,957
Trading Assets                                                                                  6,255
Premises and fixed assets (including capitalized leases)                                        2,067
Other real estate owned                                                                           144
Investments in unconsolidated subsidiaries and associated companies                               306
Customers' liability to this bank on acceptances outstanding                                       68
Intangible assets
         Goodwill                                                                               6,814
         Other intangible assets                                                                7,501
Other assets                                                                                    8,858
                                                                                             --------
Total assets                                                                                 $250,474
                                                                                             ========

LIABILITIES
Deposits:
         In domestic offices                                                                 $157,695
                  Noninterest-bearing                                        44,315
                  Interest-bearing                                          113,380

         In foreign offices, Edge and Agreement subsidiaries, and IBFs                         16,249
                  Noninterest-bearing                                             6
                  Interest-bearing                                           16,243

Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                           14,685
         Securities sold under agreements to repurchase                                         1,613

                                                                                  Dollar Amounts
                                                                                   In Millions
                                                                                  --------------

Trading liabilities                                                                     4,277
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)     18,212
Bank's liability on acceptances executed and outstanding                                   68
Subordinated notes and debentures                                                       6,742
Other liabilities                                                                       7,358
                                                                                     --------
Total liabilities                                                                    $226,899

Minority interest in consolidated subsidiaries                                             60

EQUITY CAPITAL
Perpetual preferred stock and related
surplus
                                                                                            0
Common stock                                                                              520
Surplus (exclude all surplus related to preferred stock)                               17,709
Retained earnings                                                                       4,920
Accumulated other comprehensive income                                                    366
Other equity capital components                                                             0
                                                                                     --------
Total equity capital                                                                   23,515
                                                                                     --------
Total liabilities, minority interest, and equity capital                             $250,474
                                                                                     =======

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Carrie L. Tolstedt
Howard Atkins                               Directors
John Stumpf